OPTIMUM FUND TRUST
Optimum Large Cap Value Fund
(the "Fund")

Supplement to the Fund's Prospectuses dated July 29, 2005

The following information replaces the fourth paragraph under the heading "Large Cap Value Fund" under the section "Who manages the Funds?" of the prospectuses:

Steven R. Gorham, Senior Vice President, and Nevin P. Chitkara, Vice President, have primary responsibility for the day-to-day management of MFS' share of the Fund's assets. Messrs. Gorham and Chitkara have been employed in the MFS investment management area since 1992 and 1997, respectively. Messrs. Gorham and Chitkara have held their Fund responsibilities since the inception of the Fund and May 2006, respectively.

This Supplement is dated May 1, 2006.